VALUE-EQUITY

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)





















Annual Report 2002
--------------------------------------------------------------------------------
                                        DELAWARE DECATUR EQUITY INCOME FUND



























[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

Letter to Shareholders                      1

Portfolio Management Review                 2

New At Delaware                             4

Performance Summary                         5

Financial Statements:

   Statement of Net Assets                  6

   Statement of Operations                  9

   Statements of Changes
     in Net Assets                         10

   Financial Highlights                    11

   Notes to Financial
     Statements                            15

   Report of Independent
     Auditors                              18

Board of Trustees/Officers                 19

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
  POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

                                            Delaware Decatur Equity Income Fund
Letter                                      December 10, 2002
  TO SHAREHOLDERS

Recap of Events
The U.S. stock market has endured a very difficult year. Despite indications of a gradual economic rebound from the recession of 2001, uncertainty over the pace of the economic recovery, as well as stories of corporate malfeasance led to selling pressures through much of 2002. Corporate financial reporting has come under suspicion as investors have grown increasingly skeptical over reported earnings. Even numerous well-managed blue chip companies have suffered because of this sense of heightened nervousness. The ongoing terrorist threat and the lead up to a possible conflict with Iraq have added to pervasive investor uncertainty.

Major U.S. stock market indexes are on their way to suffering a third successive calendar year of losses and hit five-year lows in October. Delaware Decatur Equity Income Fund returned -13.34% (Class A shares at net asset value with distributions reinvested) for the 12-month period ended November 30, 2002. The Fund outperformed the -16.51% fall of its benchmark, the Standard & Poor's (S&P) 500 Index, over the same period. On a relative basis, value-style investing suffered less than the overall market.

Market indexes enjoyed a sharp rebound from October 9 through the end of November, as investors may have finally gone through the long-awaited capitulation that is typical of market bottoms. During these seven weeks, the Dow Jones Industrial Average gained +22%, the S&P 500 Index rose +20%, and the Nasdaq Composite Index climbed +33% (Source: Lipper Inc.). Markets were boosted in early November by the Federal Reserve's first short-term interest rate cut in almost a year. The Fed sought to further stimulate the modestly recovering economy and potentially ward off the impact of wavering consumer confidence heading into the holiday shopping season, which is critically important for retailing companies.

Market Outlook
Despite ongoing concerns about a possible showdown with Iraq, the market is experiencing a revitalized sense of optimism after two and a half years of bad news, disappointing earnings, and scandals. One possible reason the market appears ready to climb is that investors have already discounted many worst case scenarios.

In our opinion, the combination of subdued inflation, low interest rates, strong productivity, and a resilient American consumer appears to be a recipe for steadily rising corporate profitability in 2003. In light of this outlook, we see very attractive stock valuations across the market. We have been encouraged by a reduction in market volatility of late. There remain some concerns with certain stocks, but we believe that we are entering a period of opportunity for investors who have a well-diversified portfolio and a long-term outlook.

Thank you for your continued confidence in and commitment to Delaware
Investments.

Sincerely,

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Total Return
For the period ended November 30, 2002                               One Year
Delaware Decatur Equity Income Fund-- Class A Shares                 -13.34%
Lipper Equity Income Funds Average (203 funds)                       -11.70%
Standard & Poor's 500 Index                                          -16.51%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 5. The Lipper Equity Income Funds Average represents the average return of equity income funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio                                    Delaware Decatur Equity Income Fund
  MANAGEMENT REVIEW                          December 10, 2002


Fund Manager
John B. Fields
Senior Portfolio Manager

The Fund's Results
Delaware Decatur Equity Income Fund returned -13.34% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended November 30, 2002. By comparison, the Lipper Equity Income Funds Average lost -11.70%. The Fund's benchmark, the S&P 500 Index, declined -16.51% for the same period.

Despite signs that the economy is recovering, stock performance has been held back by investor nervousness, brought on by uncertainties about the economy, accounting scandals, bankruptcies, and heightened tensions with Iraq.

Throughout the fiscal year, we positioned the Fund to benefit from a modest, yet sustained economic recovery. We expected the profit cycle to turn positive in the third quarter of 2002 and steadily improve heading into 2003. We began to see evidence of recovery in the spring and it appears that profits turned positive in the third quarter.

Portfolio Highlights
With regard to industries, we have allocated the Fund's assets based on our expectations of a somewhat tempered economic recovery. We were overweighted during the past year in basic material companies, including paper and chemical manufacturers. We were also overweighted relative to our benchmark indexes in financial companies. In particular, we favored banks, as we felt that the market had overreacted to scandals and credit losses. We were modestly overweighted in energy, partly because of economic sensitivity and partly as a hedge against a possible war in the Middle East. We were significantly underweighted in technology and telecommunications, which was consistent with our value investing style and with our expectations for that market.

While certain sectors performed better than others, the real story behind performance during the fiscal year was one of individual hits and misses. Some stocks performed well, but in many cases the gains were offset by other stocks that declined in value due to investor uncertainty about the economy and in reaction to corporate scandals. Many stocks that looked attractive to us collapsed without any hint of a problem, as nervousness pervaded the stock markets.

The Fund benefited from very strong performance by 3M, Caterpillar, and Deere & Co. But those companies' gains were completely cancelled out by negative performance by Alcoa and General Electric. In addition, the Fund held Tyco International early in the year before we sold the stock at a loss. Although Alcoa was hurt by investor uncertainty, we believe that it is a high quality, well-managed, and well-positioned company, and we continue to hold the stock.

Among consumer stocks, Gannett, HCA, Kimberly-Clark, and Pharmacia all performed well despite the down market. Negative performers included McDonald's, Sears Roebuck, Bristol-Myers Squibb, Schering-Plough, and BJs Wholesale Club. BJs was hurt by slow sales as its mid- and lower-income customers spent less due to the economic slowdown, and with declining fundamentals, we fully liquidated this holding.

Among financial stocks, Bank of America, Wells Fargo, and Allstate were all positive performers, while J.P. Morgan Chase and Bank of New York almost nullified those results. Utility stocks were hurt from the Enron fallout. A surprise dividend cut by Texas Utilities took energy stocks down even further as the fiscal year progressed. Given the deteriorating operating condition of the company, we sold the entire position.

Outlook
We continue to see considerable opportunities brought on by investor fear and uncertainty. We are focusing on two themes going forward. The first is to seek quality companies that we believe have above-average growth potential and good business models but have become priced too cheaply. The second is to search for companies with some uncertainty surrounding them, but which investors have overly discounted, in our opinion. These types of companies, including J.P. Morgan Chase, Dow Chemical, and Intel, each pose some risk, but in our opinion are likely to perform well in the long run.

In general, we see many positives for the stock market moving forward. Consumers continue to spend and business investment appears to be turning around. The Federal Reserve has provided help through a recent interest rate cut. However, we believe the market may likely be characterized by performance found in individual stocks rather than across sectors. If this outlook unfolds, we contend that shareholders may be well-rewarded given our commitment to extensive, in-house security analysis.

Top 10 Holdings
As of November 30, 2002

                                                             12
                                                            Month
                                            Percentage     Dividend
Company                    Sector          of Net Assets    Yield*
-------------------------------------------------------------------
1.  Exxon Mobil            Energy              2.05%        2.62%
-------------------------------------------------------------------
2.  Bank of America        Banking & Finance   2.00%        3.58%
-------------------------------------------------------------------
3.  Citigroup              Banking & Finance   2.00%        1.86%
-------------------------------------------------------------------
4.  J.P.Morgan Chase       Banking & Finance   1.91%        5.57%
-------------------------------------------------------------------
5.  Marsh & McLennan       Insurance           1.90%        2.29%
-------------------------------------------------------------------
6.  XL Capital Ltd.--
       Class A             Insurance           1.79%        2.28%
-------------------------------------------------------------------
7.  Goldman Sachs Group    Banking & Finance   1.76%        0.64%
-------------------------------------------------------------------
8.  U.S. Bancorp           Banking & Finance   1.70%        3.63%
-------------------------------------------------------------------
9.  Oracle                 Computers &
                           Technology          1.70%         --
-------------------------------------------------------------------
10. Bristol-Myers Squibb   Healthcare &
                           Pharmaceuticals     1.70%        4.02%
-------------------------------------------------------------------
*Source: Bloomberg

Top 10 Sectors
As of November 30, 2002
                                              Percentage
Sector                                       of Net Assets
----------------------------------------------------------
1.  Banking & Finance                           20.13%
----------------------------------------------------------
2.  Healthcare & Pharmaceuticals                 8.43%
----------------------------------------------------------
3.  Energy                                       7.92%
----------------------------------------------------------
4.  Insurance                                    7.26%
----------------------------------------------------------
5.  Computers & Technology                       7.25%
----------------------------------------------------------
6.  Electronics & Electrical Equipment           6.80%
----------------------------------------------------------
7.  Food, Beverage & Tobacco                     6.02%
----------------------------------------------------------
8.  Utilities                                    4.82%
----------------------------------------------------------
9.  Telecommunications                           4.37%
----------------------------------------------------------
10. Consumer Products                            4.34%
----------------------------------------------------------

New
  AT DELAWARE
--------------------------------------------------------------------------------
  It's almost
       TAX TIME AGAIN                                   [Graphic Appears Here]
                                                              e:delivery/Logo

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!
Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.
--------------------------------------------------------------------------------

Delaware
  DECATUR EQUITY INCOME FUND

Fund Basics                                           Fund Performance
As of November 30, 2002                               Average Annual Total Returns
-------------------------------------------------     Through November 30, 2002              Lifetime  10 Years  Five Years One Year
Fund Objective:                                       ------------------------------------------------------------------------------
The Fund seeks high current income and capital        Class A (Est. 3/18/57)
appreciation.                                         Excluding Sales Charge                 +11.11%    +8.67%     -0.41%   -13.34%
-------------------------------------------------     Including Sales Charge                 +10.97%    +8.03%     -1.58%   -18.32%
Total Fund Net Assets:                                ------------------------------------------------------------------------------
$989.87 million                                       Class B (Est. 9/6/94)
-------------------------------------------------     Excluding Sales Charge                  +7.19%               -1.17%   -13.96%
Number of Holdings:                                   Including Sales Charge                  +7.19%               -1.47%   -17.39%
84                                                    ------------------------------------------------------------------------------
-------------------------------------------------     Class C (Est. 11/29/95)
Fund Start Date:                                      Excluding Sales Charge                  +5.34%               -1.17%   -14.00%
March 18, 1957                                        Including Sales Charge                  +5.34%               -1.17%   -14.85%
-------------------------------------------------     ------------------------------------------------------------------------------
Your Fund Manager:
John B. Fields has 30 years' experience in            Returns reflect the reinvestment of all distributions and any applicable sales
investment management. He holds a bachelor's          charges as noted below. Returns and share values will fluctuate so that
degree and an MBA from Ohio State University.         shares, when redeemed, may be worth more or less than their original cost.
Before joining Delaware Investments in 1992, he       Performance for Class B and C shares, excluding sales charges, assumes either
was Director of Domestic Equity Risk                  that contingent deferred sales charges did not apply or the investment was not
Management at DuPont. Mr. Fields is a CFA             redeemed. Past performance is not a guarantee of future results.
charterholder.
----------------------------------------------        The Fund offers Class A, B, C, and Institutional Class shares. Class A shares
Nasdaq Symbols:                                       are sold with a front-end sales charge of up to 5.75% and have an annual
Class A  DELDX                                        distribution and service fee of up to 0.30%.
Class B  DEIBX
Class C  DECCX                                        Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

                                                      Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                      The average annual total returns for the lifetime (since 3/18/57), 10-year, five-year, and one-year periods ended November 30, 2002 for Delaware Decatur
                                                      Equity Income Fund's Institutional Class were +11.15%, +8.86%, -0.17%, and
                                                      -13.11%, respectively. Institutional Class shares were first made available on
                                                      January 13, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to January 13, 1994 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

                                                      The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                      The SEC 30-day yields for A, B, C, and Institutional Class shares were 1.28%,
                                                      0.66%, 0.65%, and 1.60%, respectively, as of November 30, 2002.

                                                      Nasdaq Institutional Class symbol: DEDIX

Performance of a $10,000 Investment
November 30, 1992 through November 30, 2002


Delaware Decatur Equity Income Fund
Peformance of $10,000
investment chart



                  Delaware Decatur
                 Equity Income Fund
                   Class A Shares          S&P 500 Index

     30-Nov-92         $ 9,425                $10,000
     30-Nov-93         $10,918                $11,010
     30-Nov-94         $10,856                $11,120
     30-Nov-95         $14,223                $15,223
     30-Nov-96         $17,703                $19,455
     30-Nov-97         $22,090                $25,000
     30-Nov-98         $24,748                $30,900
     30-Nov-99         $27,131                $37,327
     30-Nov-00         $24,787                $37,311
     30-Nov-01         $24,974                $32,759
     30-Nov-02         $21,643                $27,353

Chart assumes $10,000 invested on November 30, 1992 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                    Delaware Decatur Equity Income Fund
  OF NET ASSETS                              November 30, 2002


                                               Number of         Market
                                                Shares           Value
Common Stock - 98.23%
Aerospace & Defense - 0.92%
  Honeywell International                        351,500      $ 9,093,305
                                                              -----------
                                                                9,093,305
                                                              -----------
Automobiles & Auto Parts - 1.10%
 *General Motors                                 273,500       10,857,950
                                                              -----------
                                                               10,857,950
                                                              -----------
Banking & Finance - 20.13%
  Bank of America                                282,982       19,831,378
  Bank of New York                               528,500       16,039,975
  Citigroup                                      508,400       19,766,592
  Comerica                                       215,900       10,218,547
  Fannie Mae                                     220,400       13,896,220
  FleetBoston Financial                          495,700       13,448,341
  Goldman Sachs Group                            220,500       17,390,835
  Household International                        330,500        9,485,350
  J.P.Morgan Chase                               752,090       18,930,105
  Mellon Financial                               438,600       13,179,930
  Morgan Stanley Dean Witter                     254,400       11,509,056
  PNC Financial Services Group                   292,600       12,347,720
  U.S. Bancorp                                   770,200       16,867,380
  Wells Fargo                                    138,800        6,413,948
                                                              -----------
                                                              199,325,377
                                                              -----------
Cable, Media & Publishing - 0.81%
  Gannett                                        112,600        8,022,750
                                                              -----------
                                                                8,022,750
                                                              -----------
Chemicals - 3.77%
  Air Products & Chemicals                       163,300        7,221,126
  Dow Chemical                                   468,500       14,945,150
  International Flavors & Fragrances             235,200        7,766,304
  Rohm & Haas                                    207,600        7,346,964
                                                              -----------
                                                               37,279,544
                                                              -----------

Computers & Technology - 7.25%
  First Data                                     416,700       14,434,488
  Hewlett-Packard                                258,700        5,039,476
  International Business Machines                174,300       15,181,530
 +Microsoft                                      221,300       12,769,010
 +Oracle                                       1,390,200       16,849,224
  Pitney Bowes                                   211,900        7,480,070
                                                              -----------
                                                               71,753,798
                                                              -----------
  Consumer Products -- 4.34%
  3M                                              55,100        7,154,735
  Gillette                                       390,400       11,836,928
  Kimberly-Clark                                 183,600        9,238,752
  Newell Rubbermaid                              465,100       14,752,972
                                                              -----------
                                                               42,983,387
                                                              -----------
Electronics & Electrical Equipment -- 6.80%
  Eaton                                          101,300        7,685,631
  Emerson Electric                               130,100        6,784,715
  General Electric                               455,300       12,338,630
  Intel                                          765,100       15,944,684
 +National Semiconductor                         475,900        9,660,770

                                               Number of         Market
                                                Shares           Value
Common Stock (continued)
Electronics & Electrical Equipment (continued)
  Raytheon                                       300,000      $ 8,751,000
  Rockwell International                         290,400        6,112,920
                                                              -----------
                                                               67,278,350
                                                              -----------
Energy - 7.92%
 +BJ Services                                    323,400       10,817,730
  BP Amoco ADR                                   274,000       10,743,540
  ChevronTexaco                                  135,700        9,095,971
  Exxon Mobil                                    584,026       20,324,105
  Kerr-McGee                                     205,700        9,307,925
  Occidental Petroleum                           271,900        7,572,415
  Royal Dutch Petroleum                          240,800       10,486,840
                                                              -----------
                                                               78,348,526
                                                              -----------

Food, Beverage & Tobacco - 6.02%
  Anheuser-Busch                                 155,800        7,652,896
  General Mills                                  332,100       14,818,302
  Heinz  (H.J.)                                  326,500       11,368,730
  Kellogg Company                                284,200        9,483,754
  PepsiCo                                        172,600        7,332,048
  Sysco                                          302,600        8,902,492
                                                              -----------
                                                               59,558,222
                                                              -----------
Healthcare & Pharmaceuticals - 8.43%
  Abbott Laboratories                            338,200       14,806,396
  Bristol-Myers Squibb                           635,400       16,838,100
 *HCA                                            289,500       11,632,110
  Pharmacia                                      347,000       14,678,100
  Schering-Plough                                467,600       10,595,816
  Wyeth                                          388,100       14,914,683
                                                              -----------
                                                               83,465,205
                                                              -----------

Industrial Machinery - 1.77%
  Caterpillar                                    183,500        9,156,650
  Deere & Co.                                    163,800        8,378,370
                                                              -----------
                                                               17,535,020
                                                              -----------
Insurance - 7.26%
  Allstate                                       173,500        6,771,705
  Chubb Corporation                              286,900       16,812,340
  John Hancock Financial Services                382,200       11,683,854
  Marsh & McLennan                               398,400       18,804,480
  XL Capital Ltd. - Class A                      214,600       17,756,004
                                                              -----------
                                                               71,828,383
                                                              -----------

Leisure, Lodging & Entertainment - 3.66%
  Darden Restaurants                             354,400        7,665,672
  McDonald's                                     367,400        6,796,900
  Starwood Hotels & Resorts Worldwide            450,200       11,403,566
  Walt Disney                                    525,200       10,409,464
                                                              -----------
                                                               36,275,602
                                                              -----------

Statement                                   Delaware Decatur Equity Income Fund
  OF NET ASSETS (CONTINUED)


                                               Number of         Market
                                                Shares           Value
Common Stock (continued)
Metals & Mining - 1.12%
  Alcoa                                          435,400      $ 11,124,470
                                                              ------------
                                                                11,124,470
                                                              ------------
Paper & Forest Products - 2.30%
  International Paper                            376,218        14,766,557
  Weyerhaeuser                                   151,900         7,989,940
                                                              ------------
                                                                22,756,497
                                                              ------------
Retail - 3.38%
 *Sears Roebuck                                  531,400        14,719,780
  Target                                         281,700         9,797,526
  Wal-Mart Stores                                164,600         8,914,736
                                                              ------------
                                                                33,432,042
                                                              ------------

Telecommunications - 4.37%
  Alltel                                         191,800        10,564,344
  BellSouth                                      285,400         7,934,120
  SBC Communications                             406,464        11,584,235
  Verizon Communications                         315,136        13,197,896
                                                              ------------
                                                                43,280,595
                                                              ------------

Textiles, Apparel & Furniture - 0.95%
  Nike                                           209,900         9,399,322
                                                              ------------
                                                                 9,399,322
                                                              ------------

Transportation & Shipping - 1.11%
  Burlington Northern Santa Fe                   433,800        10,988,154
                                                              ------------
                                                                10,988,154
                                                              ------------
Utilities - 4.82%
  Dominion Resources                             296,400        15,101,580
  FirstEnergy                                    222,800         7,058,304
  FPL Group                                      229,400        13,488,720
 *Public Service Enterprise Group                403,600        12,083,784
                                                              ------------
                                                                47,732,388
                                                              ------------

Total Common Stock (cost $971,997,013)                         972,318,887
                                                              ------------

                                               Principal
                                                Amount
Repurchase Agreements- 1.72%
With BNP Paribas 1.32%
  12/2/02 (dated 11/29/02,
  collateralized by $1,329,000
  U.S. Treasury Notes 4.25% due
  11/15/03, market value $1,366,626,
  $2,289,000 U.S. Treasury Notes
  3.00% due 11/30/03,
  market value $2,356,753,
  and $1,900,000 U.S. Treasury Bonds
  12.00% due 5/15/05,
  market value $2,349,947)                    $5,950,500         5,950,500

                                               Principal         Market
                                                Amount           Value
Repurchase Agreements (continued)
With J.P. Morgan Securities 1.30%
   12/2/02 (dated 11/29/02,
   collateralized by $5,242,000
   U.S. Treasury Bills due
   4/3/03, market value $5,220,997)           $5,104,000      $  5,104,000

With UBS Warburg 1.33%
   12/2/02 (dated 11/29/02,
   collateralized by $5,929,000
   U.S. Treasury Notes 3.00% due
   1/31/04, market value $6,083,187)           5,950,500         5,950,500
                                                              ------------
Total Repurchase Agreements
   (cost $17,005,000)                                           17,005,000
                                                              ------------

Total Market Value of Securities - 99.95%
   (cost $989,002,013)                                         989,323,887
Receivables and Other Assets
   Net of Liabilities - 0.05%                                      541,581
                                                              ------------
Net Assets Applicable to 69,164,161
   Shares Outstanding - 100.00%                               $989,865,468
                                                              ============

Net Asset Value -- Delaware Decatur Equity Income Fund
   Class A ($870,132,135 / 60,771,143 Shares)                       $14.32
                                                                    ------

Net Asset Value -- Delaware Decatur Equity Income Fund
   Class B ($75,707,354 / 5,317,949 Shares)                         $14.24
                                                                    ------
Net Asset Value -- Delaware Decatur Equity Income Fund
   Class C ($11,098,334 / 774,906 Shares)                           $14.32
                                                                    ------
Net Asset Value -- Delaware Decatur Equity Income Fund
   Institutional Class ($32,927,645 / 2,300,163 Shares)             $14.32
                                                                    ------

Statement                                    Delaware Decatur Equity Income Fund
   OF NET ASSETS (CONTINUED)

Components of Net Assets at November 30, 2002:
Shares of beneficial interest
   (unlimited authorization-- no par)             $1,129,214,609
Undistributed net investment income                      549,027
Accumulated net realized loss on investments        (140,220,042)
Net unrealized appreciation of investments               321,874
                                                  --------------
Total net assets                                  $  989,865,468
                                                  ==============

*Security is fully or partially on loan. See Note 7 in "Notes to Financial
 Statements".

+Non-income producing security for the year ended November 30, 2002.

Summary of Abbreviations:
ADR -- American Depositary Receipts

Net Asset Value and Offering Price per Share -
Delaware Decatur Equity Income Fund
Net asset value Class A (A)                               $14.32
Sales charge (5.75% of offering price, or 6.08%
   of amount invested per share) (B)                        0.87
                                                          ------
Offering price                                            $15.19
                                                          ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                                                                                        Delaware Decatur Equity Income Fund
   OF OPERATIONS                                                                                 Year Ended November 30, 2002
Investment Income:
   Dividends                                                                                         $24,893,170
   Interest                                                                                              352,473
   Security lending income                                                                                87,883     $  25,333,526
                                                                                                     -----------

Expenses:
   Management fees                                                                                     7,061,684
   Distribution expenses-- Class A                                                                     2,513,354
   Distribution expenses-- Class B                                                                       902,002
   Distribution expenses-- Class C                                                                       125,479
   Dividend disbursing and transfer agent fees and expenses                                            1,675,799
   Accounting and administration expenses                                                                501,757
   Reports and statements to shareholders                                                                182,884
   Registration fees                                                                                      70,000
   Professional fees                                                                                      69,785
   Trustees' fees                                                                                         46,968
   Custodian fees                                                                                         43,881
   Other                                                                                                 283,476        13,477,069
                                                                                                     -----------
   Less expenses paid indirectly                                                                                           (27,572)
                                                                                                                     -------------
   Total expenses                                                                                                       13,449,497
                                                                                                                     -------------
Net Investment Income                                                                                                   11,884,029
                                                                                                                     -------------

Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                                                                    (35,928,720)
   Net change in unrealized appreciation/depreciation of investments                                                  (141,882,600)
                                                                                                                     -------------
Net Realized and Unrealized Loss on Investments                                                                       (177,811,320)
                                                                                                                     -------------

Net Decrease in Net Assets Resulting from Operations                                                                 $(165,927,291)
                                                                                                                     =============

See accompanying notes

                                                                 9

Statements                                                                                     Delaware Decatur Equity Income Fund
  OF CHANGES IN NET ASSETS

                                                                                                      Year Ended
                                                                                             11/30/02           11/30/01
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                  $   11,884,029       $   13,942,529
   Net realized gain (loss) on investments                                                   (35,928,720)          60,199,392
   Net change in unrealized appreciation/depreciation of investments                        (141,882,600)         (62,242,655)
                                                                                          --------------       --------------
   Net increase (decrease) in net assets resulting from operations                          (165,927,291)          11,899,266
                                                                                          --------------       --------------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                 (13,092,548)         (11,383,492)
     Class B                                                                                    (483,057)            (303,035)
     Class C                                                                                     (63,835)             (37,067)
     Institutional Class                                                                        (669,240)            (591,210)
                                                                                          --------------       --------------
                                                                                             (14,308,680)         (12,314,804)
                                                                                          --------------       --------------


Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                  29,791,366           35,723,040
     Class B                                                                                  13,761,204           25,495,219
     Class C                                                                                   3,255,581            5,168,116
     Institutional Class                                                                       6,359,391           10,830,752

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                  11,078,372            9,591,367
     Class B                                                                                     421,246              263,637
     Class C                                                                                      58,791               33,714
     Institutional Class                                                                         669,240              591,210
                                                                                          --------------       --------------
                                                                                              65,395,191           87,697,055
                                                                                          --------------       --------------
   Cost of shares repurchased:
     Class A                                                                                (146,002,348)        (172,072,367)
     Class B                                                                                 (24,458,300)         (24,035,150)
     Class C                                                                                  (3,644,568)          (3,080,011)
     Institutional Class                                                                     (15,388,563)         (15,290,828)
                                                                                          --------------       --------------
                                                                                            (189,493,779)        (214,478,356)
                                                                                          --------------       --------------
Decrease in net assets derived from capital share transactions                              (124,098,588)        (126,781,301)
                                                                                          --------------       --------------
Net Decrease in Net Assets                                                                  (304,334,559)        (127,196,839)

Net Assets:
   Beginning of year                                                                       1,294,200,027        1,421,396,866
                                                                                          --------------       --------------
   End of year                                                                            $  989,865,468       $1,294,200,027
                                                                                          ==============       ==============

See accompanying notes

                                                                 10

Financial
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Decatur Equity Income Fund Class A
                                                                                        Year Ended
                                                                11/30/02    11/30/01     11/30/00    11/30/99    11/30/98

Net asset value, beginning of period                            $ 16.730   $   16.770   $   17.200  $   21.400  $   22.580

Income (loss) from investment operations:
Net investment income(1)                                           0.170        0.182        0.370       0.476       0.569
Net realized and unrealized gain (loss) on investments            (2.381)      (0.062)       0.050      (0.916)      1.811
                                                                --------   ----------   ----------  ----------  ----------
Total from investment operations                                  (2.211)       0.120        0.420      (0.440)      2.380
                                                                --------   ----------   ----------  ----------  ----------

Less dividends and distributions from:
Net investment income                                             (0.199)      (0.160)      (0.378)     (0.540)     (0.490)
Net realized gain on investments                                      --           --       (0.472)     (3.220)     (3.070)
                                                                --------   ----------   ----------  ----------  ----------
Total dividends and distributions                                 (0.199)      (0.160)      (0.850)     (3.760)     (3.560)
                                                                --------   ----------   ----------  ----------  ----------

Net asset value, end of period                                  $ 14.320   $   16.730   $   16.770  $   17.200  $   21.400
                                                                ========   ==========   ==========  ==========  ==========

Total return(2)                                                  (13.34%)       0.75%        2.72%      (2.50%)     12.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $870,132   $1,132,147   $1,258,738  $1,658,696  $1,969,181
Ratio of expenses to average net assets                            1.11%        1.07%        1.12%       1.03%       0.90%
Ratio of net investment income to average net assets               1.10%        1.06%        2.30%       2.59%       2.68%
Portfolio turnover                                                   99%         111%          77%         92%         94%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, 2001 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Decatur Equity Income Fund Class B
                                                                                      Year Ended
                                                               11/30/02    11/30/01    11/30/00     11/30/99    11/30/98
Net asset value, beginning of period                            $16.630    $ 16.690     $17.120     $ 21.320    $ 22.480

Income (loss) from investment operations:
Net investment income(1)                                          0.054       0.054       0.248        0.333       0.403
Net realized and unrealized gain (loss) on investments           (2.364)     (0.063)      0.059       (0.918)      1.797
                                                                -------    --------     -------     --------    --------
Total from investment operations                                 (2.310)     (0.009)      0.307       (0.585)      2.200
                                                                -------    --------     -------     --------    --------

Less dividends and distributions from:
Net investment income                                            (0.080)     (0.051)     (0.265)      (0.395)     (0.290)
Net realized gain on investments                                     --          --      (0.472)      (3.220)     (3.070)
                                                                -------    --------     -------     --------    --------
Total dividends and distributions                                (0.080)     (0.051)     (0.737)      (3.615)     (3.360)
                                                                -------    --------     -------     --------    --------

Net asset value, end of period                                  $14.240    $ 16.630     $16.690     $ 17.120    $ 21.320
                                                                =======    ========     =======     ========    ========

Total return(2)                                                 (13.96%)     (0.05%)      2.01%       (3.27%)     11.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $75,707    $100,419     $99,266     $151,332    $169,985
Ratio of expenses to average net assets                           1.86%       1.82%       1.88%        1.81%       1.70%
Ratio of net investment income to average net assets              0.35%       0.31%       1.54%        1.81%       1.88%
Portfolio turnover                                                  99%        111%         77%          92%         94%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, 2001 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
       HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Decatur Equity Income Fund Class C
                                                                                      Year Ended
                                                               11/30/02    11/30/01    11/30/00    11/30/99    11/30/98
Net asset value, beginning of period                            $16.730    $ 16.780     $17.220     $21.420     $22.570

Income (loss) from investment operations:
Net investment income(1)                                          0.054       0.053       0.247       0.332       0.402
Net realized and unrealized gain (loss) on investments           (2.384)     (0.052)      0.050      (0.917)      1.808
                                                                -------    --------     -------     -------     -------
Total from investment operations                                 (2.330)      0.001       0.297      (0.585)      2.210
                                                                -------    --------     -------     -------     -------

Less dividends and distributions from:
Net investment income                                            (0.080)     (0.051)     (0.265)     (0.395)     (0.290)
Net realized gain on investments                                     --          --      (0.472)     (3.220)     (3.070)
                                                                -------    --------     -------     -------     -------
Total dividends and distributions                                (0.080)     (0.051)     (0.737)     (3.615)     (3.360)
                                                                -------    --------     -------     -------     -------

Net asset value, end of period                                  $14.320    $ 16.730     $16.780     $17.220     $21.420
                                                                =======    ========     =======     =======     =======

Total return(2)                                                 (14.00%)      0.02%       1.94%      (3.25%)     11.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $11,098    $13,442      $11,372     $19,511     $23,076
Ratio of expenses to average net assets                           1.86%       1.82%       1.88%       1.81%       1.70%
Ratio of net investment income to average net assets              0.35%       0.31%       1.54%       1.81%       1.88%
Portfolio turnover                                                  99%        111%         77%         92%         94%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, 2001 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.


See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Decatur Equity Income Fund Institutional Class

                                                                                      Year Ended
                                                               11/30/02   11/30/01     11/30/00    11/30/99     11/30/98
   Net asset value, beginning of period                         $16.730    $16.770      $17.200     $21.400     $ 22.570

   Income (loss) from investment operations:
   Net investment income(1)                                       0.209      0.224        0.408       0.516        0.612
   Net realized and unrealized gain (loss) on investments        (2.380)    (0.065)       0.054      (0.913)       1.808
                                                                -------    -------      -------     -------     --------
   Total from investment operations                              (2.171)     0.159        0.462      (0.397)       2.420
                                                                -------    -------      -------     -------     --------

   Less dividends and distributions from:
   Net investment income                                         (0.239)    (0.199)      (0.420)     (0.583)      (0.520)
   Net realized gain on investments                                  --         --       (0.472)     (3.220)      (3.070)
                                                                -------    -------      -------     -------     --------
   Total dividends and distributions                             (0.239)    (0.199)     (0.892)      (3.803)      (3.590)
                                                                -------    -------      -------     -------     --------

   Net asset value, end of period                               $14.320    $16.730      $16.770     $17.200     $ 21.400
                                                                =======    =======      =======     =======     ========

   Total return(2)                                              (13.11%)     1.00%        2.99%      (2.27%)      12.25%

   Ratios and supplemental data:
   Net assets, end of period (000 omitted)                      $32,928    $48,192      $52,020     $89,128     $243,245
   Ratio of expenses to average net assets                        0.86%      0.82%        0.88%       0.81%        0.70%
   Ratio of net investment income to average net assets           1.35%      1.31%        2.54%       2.81%        2.88%
   Portfolio turnover                                               99%       111%          77%         92%          94%

(1) The average shares outstanding method has been applied for per share information for the years ended November 30, 1999, 2000, 2001 and 2002.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.


See accompanying notes

                                             Delaware Decatur Equity Income Fund
Notes                                        November 30, 2002
  TO FINANCIAL STATEMENTS

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: the Delaware Decatur Equity Income Fund, the Delaware Diversified Value Fund, the Delaware Growth and Income Fund, and the Delaware Social Awareness Fund. These financial statements and related notes pertain to the Delaware Decatur Equity Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Prior to November 18, 2002, the Class B contingent deferred sales charges declined from 5% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. The Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Delaware Decatur Equity Income Fund is to seek high current income and capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $27,572 for the year ended November 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distributions expenses are paid by Institutional Class shares.

Notes                                        Delaware Decatur Equity Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At November 30, 2002, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                   $26,695
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC             46,712
Other expenses payable to DMC and affiliates                23,099

For the year ended November 30, 2002, DDLP earned $69,844 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2002, the Fund made purchases of $1,118,849,309 and sales of $1,248,954,963 of investment securities other than short-term investments.

At November 30, 2002, the cost of investments for federal income tax purposes was $1,018,347,574. At November 30, 2002, net unrealized depreciation was $29,023,687 of which $67,176,835 related to unrealized appreciation of investments and $96,200,522 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2002 and 2001 were as follows:

                                Year Ended
                          11/30/02     11/30/01
                        -----------   -----------
Ordinary income         $14,308,680   $12,314,804

As of November 30, 2002, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                       $1,129,214,609
Undistributed ordinary income                              549,027
Capital loss carryforwards                            (110,874,481)
Unrealized depreciation of investments                 (29,023,687)
                                                    --------------
Net assets                                          $  989,865,468
                                                    ==============

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follow: $95,490,481 expires in 2008 and $15,384,000 expires in 2010.

5. Capital Shares
Transactions in capital shares were as follows:

                                                   Year Ended
                                            11/30/02        11/30/01
Shares sold:
   Class A                                 1,914,834       2,082,862
   Class B                                   878,134       1,500,237
   Class C                                   205,962         304,774
   Institutional Class                       400,717         628,760

Shares issued upon reinvestment of
   dividends and distributions:
   Class A                                   691,156         593,358
   Class B                                    25,255          16,231
   Class C                                     3,504           2,068
   Institutional Class                        41,793          36,600
                                         -----------     -----------
                                           4,161,355       5,164,890
                                         -----------     -----------
Shares repurchased:
   Class A                                (9,506,340)    (10,057,562)
   Class B                                (1,623,214)     (1,428,067)
   Class C                                  (237,962)       (181,009)
   Institutional Class                    (1,023,411)       (886,806)
                                         -----------     -----------
                                         (12,390,927)    (12,553,444)
                                         -----------     -----------
Net decrease                              (8,229,572)     (7,388,554)
                                         ===========     ===========

For the years ended November 30, 2002 and 2001, 7,484 shares valued at $104,423 and 0 shares valued at $0, respectively, converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

6. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2002, or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to

Notes                                        Delaware Decatur Equity Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

7. Securities Lending (continued)
provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at November 30, 2002, were $22,809,698, and $22,558,450, respectively.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2002, the Fund designates dividends and distributions paid during the year as follows:


      (A)              (B)
   Long-Term        Ordinary
 Capital Gains        Income            Total             (C)
 Distributions     Distributions     Distributions     Qualifying
  (Tax Basis)      (Tax Basis)        (Tax Basis)     Dividends(1)
 -------------   ---------------     -------------    ------------
      --             100%                100%            100%

(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Decatur Equity
Income Fund

We have audited the accompanying statement of net assets of Delaware Decatur Equity Income Fund (the "Fund") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Decatur Equity Income Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 3, 2003

Board of Trustees/Officers
Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)     Chairman             2 Years            Since January 1, 2000,         89(5)           None
   2005 Market Street         and Trustee                             Mr. Haldeman has served in
    Philadelphia, PA                                                various capacities at different
         19103                                                      times at Delaware Investments(2)

    October 29, 1948                                                   President/Chief Operating
                                                                           Officer/Director -
                                                                        United Asset Management
                                                                     (January 1998 - January 2000)

                                                                          Partner/Director -
                                                                        Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                      (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              14 Years              Board Chairman -           107             None
 460 North Gulph Road                                                  Citadel Constructors, Inc.
 King of Prussia, PA                                                        (1989 - Present)
        19406

   October 1, 1927

   John H. Durham                Trustee             23 Years(4)           Private Investor            107            Trustee -
    P.O. Box 819                                                                                                 Abington Memorial
 Gwynedd Valley, PA                                                                                             Hospital Foundation
       19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              1 Year                   President -             89(5)          Director -
  P.O. Box 3003                                                        Franklin & Marshall College               Sovereign Bancorp
  Lancaster, PA                                                          (June 2002 - Present)
     17604
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years       by Trustee/Officer  Trustee/Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

  Anthony D. Knerr               Trustee              12 Years        Founder/Managing Director -      107             None
  500 Fifth Avenue                                                    Anthony Knerr & Associates
    New York, NY                                                        (Strategic Consulting)
       10110                                                               (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee              13 Years       Treasurer/Chief Fiscal Officer -  107            Director -
 785 Park Avenue                                                         National Gallery of Art                 Recoton Corporation
   New York, NY                                                              (1994 - 1999)
     10021                                                                                                            Director -
                                                                                                                    Systemax, Inc.
   November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              8 Years                President/Chief           107       Director - Valmont
200 South Fifth Street                                                     Executive Officer -                    Industries, Inc.
   Suite 2100                                                               MLM Partners, Inc.
   Minneapolis, MN                                                      (Small Business Investing                  Director - ACI
       55402                                                                 and Consulting)                      Telecentrics Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              3 Years           Vice President Treasurer -     107             None
  Building 220-13W-37                                                         3M Corporation
    St. Paul, MN                                                          (July 1995 - Present)
       55144
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

Officers

   Jude T. Driscoll(6)        Executive Vice          1 Year        Executive Vice President and       107             None
   2005 Market Street         President and                            Head of Fixed-Income of
    Philadelphia, PA             Head of                            Delaware Investment Advisers,
       19103                  Fixed-Income                             a series of Delaware
                                                                      Management Business Trust
   March 10, 1963                                                      (August 2000 - Present)

                                                                      Senior Vice President and
                                                                  Director of Fixed-Income Process -
                                                                      Conseco Capital Management
                                                                      (June 1998 - August 2000)

                                                                         Managing Director -
                                                                    NationsBanc Capital Markets
                                                                    (February 1996 - June 1998)

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richelle S. Maestro      Senior Vice President,    3 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    6 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Decatur Equity Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Decatur Equity Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                        Contact Information
Walter P. Babich                           Jude T. Driscoll                           Investment Manager
Board Chairman                             President and Chief Executive Officer      Delaware Management Company
Citadel Constructors, Inc.                 Delaware Management Holdings, Inc.         Philadelphia, PA
King of Prussia, PA                        Philadelphia, PA
                                                                                      International Affiliate
David K. Downes                            Richelle S. Maestro                        Delaware International Advisers Ltd.
President and Chief Executive Officer      Senior Vice President, Deputy General      London, England
Delaware Investments Family of Funds       Counsel and Secretary
Philadelphia, PA                           Delaware Investments Family of Funds       National Distributor
                                           Philadelphia, PA                           Delaware Distributors, L.P.
John H. Durham                                                                        Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                    Shareholder Servicing, Dividend
                                           Michael P. Bishof                          Disbursing and Transfer Agent
John A. Fry                                Senior Vice President and Treasurer        Delaware Service Company, Inc.
President                                  Delaware Investments Family of Funds       2005 Market Street
Franklin & Marshall College                Philadelphia, PA                           Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                      For Shareholders
Anthony D. Knerr                                                                      800 523-1918
Consultant
Anthony Knerr & Associates                                                            For Securities Dealers and Financial
New York, NY                                                                          Institutions Representatives Only
                                                                                      800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                 Web site
National Gallery of Art                                                               www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(7065)                                                                                                           Printed in the USA
AR-001 [11/02] VGR 1/03                                                                                                       J8875